GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT AND BILL OF SALE

This **GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT AND BILL OF SALE** (this "**Agreement**"), dated as of September 23, 2019 (the "**Effective Date**"), is made and entered into by and among BEAR BRANCH COAL LLC, a Kentucky limited liability company, PERRY COUNTY COAL LLC, a Kentucky limited liability company, RAY COAL LLC, a Kentucky limited liability company, and WHITAKER COAL LLC, a Kentucky limited liability company (each a "**Seller**" and collectively, "**Sellers**") and American Resources Corporation, or its assignee at Closing ("**Buyer**").

In consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

1. This Agreement is subject in all respects to approval by the United States Bankruptcy Court for the Eastern District of Kentucky (the "**Bankruptcy Court**") in the chapter 11 bankruptcy cases of the Sellers, Case No. 19-51200(GRS) (Jointly Administered) (the "**Bankruptcy Cases**") by entry of an order in form and substance acceptable to Sellers and Buyer (the "**Sale Order**").

2. Each Seller does hereby sell, transfer, assign, convey and deliver to Buyer, effective as of the Closing, all of the right, title and interest of such Seller in, to and under the Purchased Assets described on Exhibit A, free and clear of all (i) liens, claims, interests and encumbrances, to the fullest extent permitted by the Bankruptcy Code and by the order of the Bankruptcy Court authorizing and approving the transactions described in this Agreement ("**Liens**") (other than those Liens created by Buyer and Liens specifically permitted by the Sale Order) and (ii) Excluded Liabilities described on Exhibit B, and Buyer hereby accepts the sale, transfer, assignment, conveyance and delivery of such Seller's right, title and interest in all such Purchased Assets. This Agreement does not sell, transfer, assign, convey or deliver to Buyer any right, title or interest in, to or under the Excluded Assets described on Exhibit C.

3. Buyer does hereby assume from Sellers and agrees to timely pay, perform and discharge in accordance with their respective terms, the Assumed Liabilities described on Exhibit D. Nothing in this Agreement shall be construed as the assumption by Buyer of any Excluded Liabilities.

4. Each Seller does hereby sell, transfer, assign, convey, and deliver to Buyer, effective as of the Closing, all of the right, title and interest of such Seller in, to and under the Assumed Leases described on Exhibit E to which such Seller is a party, free and clear of all Liens (other than those Liens created by Buyer and Liens specifically permitted by the Sale Order) and Excluded Liabilities, and Buyer hereby accepts such assignment, and Buyer does hereby assume and agree to pay, perform and discharge, as and when due, all of the duties and obligations of such Seller under all such Assumed Leases arising from and after the Closing Date, except to the extent such duties and obligations constitute Excluded Liabilities.

5. At Closing, each Seller shall sell, transfer, assign, convey and deliver to Buyer all of the right, title and interest of such Seller in, to and under the Assumed Purchased Contracts described on Exhibit F to which such Seller is a party, free and clear of all Liens (other than those Liens created by Buyer and Liens specifically permitted by the Sale Order) and Excluded Liabilities, and Buyer shall accept such assignment and assume and agree to pay, perform and discharge, as and when due, subject to the payment of all applicable cure costs by the Buyer, all of the duties and obligations of such Seller under all such Assumed Purchased Contracts arising from and after the Closing Date, except to the extent such duties and obligations constitute Excluded Liabilities, and Sellers are hereby relieved of any and all obligations and liabilities under the Assumed Purchased Contracts. Notwithstanding anything herein to the contrary, Buyer shall have the right in its sole and absolute discretion to amend Exhibit F prior to the Sale Hearing to add or remove any contract thereto or therefrom by providing written notice thereof to Sellers whereupon (i) any contract so added shall be an Assumed Purchased Contract and any contract so removed shall not be an Assumed Purchased Contract, and (ii) Exhibit F shall be deemed to be amended to add or remove such contract. For purposes of this Agreement, "**Sale Hearing**" means that hearing held by the Bankruptcy Court to consider the approval of this Agreement and the entry of the Sale Order.

6. Each Seller hereby agrees to sell, transfer, assign, convey and deliver to Buyer, at the Closing, all of the right, title and interest of such Seller in and to the Owned Real Property described on Exhibit G, free and clear of all Liens (other than those Liens created by Buyer and Liens specifically permitted by the Sale Order) and Excluded Liabilities, pursuant to special warranty or limited warranty deeds in form and substance reasonably acceptable to Sellers and Buyer, and Buyer hereby agrees to accept such assignment, and Buyer does hereby assume and agree to pay, perform and discharge, as and when due, all of the duties and obligations of such Seller relating to such Owned Real Property arising from and after the Closing Date, except to the extent such duties and obligations constitute Excluded Liabilities.

7. Each Seller does hereby sell, transfer, assign, convey, and deliver to Buyer, effective as of the Closing, all of the right, title and interest of such Seller in and to the intercompany receivables solely related to the Perry County Operations; provided, however, that Buyer shall not, and shall not permit, engage, hire or otherwise authorize any other person to, collect, pursue collection of or otherwise enforce (or attempt to enforce) any rights with respect to any such intercompany receivables.

8. Buyer will, or will cause its affiliates to, interview for employment all of the needed employees of the Perry County Operations (the "**Employees**"). Buyer shall hire, or cause its affiliates to hire, all such Employees for which it extends employment. Those Employees that accept the offer of employment from Buyer or its affiliate shall be terminated by Sellers and their affiliates, as applicable, effective upon the Closing and shall become employed by Buyer or its affiliate, as applicable, effective upon the Closing.

9. In consideration for the Purchased Assets, Buyer will: (i) assume the Assumed Liabilities (including the payment of all cure costs described on Exhibit D or as otherwise ordered

by the Bankruptcy Court) and (ii) pay Sellers the amount of $1.00 in immediately available funds.

10. Each Seller is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and, subject to any limitations that may be imposed on such Seller resulting from or relating to the Bankruptcy Cases (as defined herein), has the requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted.

11. Subject to entry of the Sale Order, Sellers own or have a valid leasehold interest in the Purchased Assets and, as of the Closing Date, Buyer will be vested with good, marketable, and valid title to the Purchased Assets, free and clear of all Liens (other than those Liens created by Buyer and Liens specifically permitted by the Sale Order) and Excluded Liabilities, to the fullest extent permissible under law, including Sections 105, 363, and 365 of the Bankruptcy Code and Rules 6004 and 6006 of the Federal Rules of Bankruptcy Procedure.

12. The Bankruptcy Court will retain exclusive jurisdiction to enforce the terms of this Agreement and to decide any claims or disputes, which may arise or result from, or be connected with, this Agreement, any breach or default hereunder, or the transaction contemplated under this Agreement. Any and all proceedings related to the foregoing will be filed and maintained only in the Bankruptcy Court, and the parties hereby consent to and submit to the jurisdiction and venue of the Bankruptcy Court for such purposes; provided, however, that if the Bankruptcy Cases have been closed pursuant to Section 350 of the Bankruptcy Code, 11 U.S.C. §§ 101, *et seq.*, the parties agree to unconditionally and irrevocably submit to the exclusive jurisdiction of the Fayette Circuit Court (or in the event (but only in the event) that such court does not have subject matter jurisdiction over such proceeding in the United States District Court for the Eastern District of Kentucky) and any appellate court from any thereof, for the resolution of any such claim or dispute. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

13. In the event that, within 90 days following the Closing Date, it is discovered and demonstrated to the satisfaction of the Buyer that certain assets, properties or rights, including fractional real property interests, owned, leased or subleased were conveyed to Buyer by Sellers but not previously used or held for use in connection with the Perry County Operations, then Buyer shall use its commercially reasonable efforts to assign, convey, lease or sublease, as applicable, such assets, properties, or rights to Sellers (or their designee), in each case upon the reasonable request of Sellers (or their designee).

14. Each party to this Agreement waives any right to trial by jury in any action, matter or proceeding regarding this Agreement or any provision hereof.

15. This Agreement represents the entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof. This Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. Notwithstanding any assignment, in whole or in part, of this Agreement or any rights or obligations hereunder, American Resources Corporation shall remain liable for all liabilities and obligations of Buyer hereunder. All Exhibits attached to this Agreement are hereby incorporated herein by reference.

16. This Agreement will be governed by and construed in accordance with federal bankruptcy law, to the extent applicable, and, where state law is implicated, the laws of the Commonwealth of Kentucky applicable to contracts made and performed in such State.

17. This Agreement may be executed in counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

18. Each party hereto agrees, upon the reasonable request of any other party hereto (and at such other party's expense), to make, execute and deliver any and all documents or instruments of any kind or character, and to perform all such other actions, that may be reasonably necessary or proper to effectuate, confirm, perform or carry out the terms or provisions of this Agreement.

19. This Agreement may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by the parties hereto and approval of the Bankruptcy Court. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

20. Following the Closing, Buyer shall deliver all coal shipments required by that certain Firm Pricing Agreement and Binding Term Sheet with ArcelorMittal Dofasco G.P. having an effective date of January 1, 2019, for which a "Provisional Payment" has been made on or before the Closing Date under that certain Prepayment Agreement entered into on the 23rd day of May 2019 between Carbon Partners, Inc. and Perry County Coal LLC. On the Closing Date, a third party will survey the coal inventory at Sellers' Perry County operation. If the inventory is insufficient to satisfy in the aggregate the coal shipments described above, then Sellers shall cause their affiliates to satisfy the deficit by shipping inventory of an equivalent value from the excluded (Clintwood Elkhorn) facility to the Perry County facility. Any payments received under the Prepayment Agreement following the Closing Date shall be paid to Buyer.

21. The closing of the purchase and sale of the Purchased Assets and the assumption of the Assumed Liabilities provided for in this Agreement (the "**Closing**") will take place remotely by the electronic exchange of documents and signatures in PDF format at 10:00 a.m. (Eastern time) on the date that is no more than one business day following the satisfaction or waiver of the conditions set forth in this Section (other than conditions that

by their nature are to be first satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), or at such other place and time as the parties hereto may designate in writing. The date on which the Closing is held is referred to in this Agreement as the "**Closing Date.**" For all accounting, liability assumption and similar purposes hereunder, the Closing shall be deemed to have occurred at 12:01 a.m. (Eastern time) on the Closing Date. The respective obligations of Buyer and Sellers to consummate the transactions contemplated by this Agreement are subject to the Bankruptcy Court having entered the Sale Order. The obligation of Sellers to consummate the transactions contemplated by this Agreement is subject to the following: (i) Sellers receiving evidence satisfactory to Sellers, in Sellers' reasonable discretion, that Buyer has a commitment from a reputable surety bond company to post all bonding required with respect to the Transferred Permits and, if applicable, any Assumed Leases or Assumed Purchased Contracts, and (ii) the Premier Elkhorn Transaction having closed or closing simultaneously with the Closing. The obligation of Buyer to consummate the transactions contemplated by this Agreement is subject to Buyer having received from Richmond Hill Capital Partners, LP, Essex Equity Joint Investment Vehicle, LLC, Alliance Prime Associates, Inc. or their affiliates, prior to or simultaneously with Closing, $250,000 and an agreement satisfactory to Buyer to fund the first two post-Closing employee payrolls for the Perry County Operations. For purposes of this Agreement, "**Premier Elkhorn Transaction**" means the transaction for the sale of substantially all of the assets of Premier Elkhorn Coal LLC and other assets contemplated by that certain General Assignment and Assumption Agreement and Bill of Sale dated September 22, 2019.

22. This Agreement may be terminated prior to the Closing by Buyer or Sellers, if the Closing has not occurred by 5:00 p.m. Eastern time on September 27, 2019 (or such later date as has been mutually agreed in writing by the Sellers and Buyer).

23. WITH RESPECT TO ALL MATTERS SOLD, ASSIGNED, TRANSFERRED AND CONVEYED PURSUANT HERETO, SUCH MATTERS ARE HEREBY SOLD, ASSIGNED, TRANSFERRED AND CONVEYED TO BUYER ON AN "AS IS", "WHERE IS", "WITH ALL FAULTS" BASIS, WITHOUT ANY REPRESENTATION, WARRANTY, GUARANTY, PROMISE, PROJECTION OR PREDICTION WHATSOEVER WITH RESPECT TO SUCH MATTERS, WHETHER ORAL OR WRITTEN, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

[*Signature Page Follows*]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

SELLERS:

BEAR BRANCH COAL LLC,
PERRY COUNTY COAL LLC,
RAY COAL LLC,
WHITAKER COAL LLC

By:__________________________________
Name: _______________________________
Title: ________________________________

BUYER:

AMERICAN RESOURCES CORPORATION OR ITS ASSIGNEE AT CLOSING

By: ____________________

Name: Thomas Sauve

Title: President

EXHIBIT A

Purchased Assets

For purposes of this Agreement, "Perry County Operations" means the coal operations operated by the Sellers.

The Purchased Assets are all leases, interests in real property, contracts, governmental permits and/or authorizations (including the Transferred Permits listed below), improvements, equipment, parts and inventory, coal inventory, all deposits (including, but not limited to, insurance and utility deposits), maps, electronic files, records and employee information (to the extent permitted by law) which are (a) necessary and desirable for the operation of the Perry County Operations as such operations would be operated by an experienced and prudent operator, and (b) owned or leased by Sellers with respect to the Perry County Operations. The Purchased Assets also include any real property, improvements, leases, equipment, parts and inventory and coal inventory located within the Perry County Operations whether or not contained within, on, or under the permits listed below.

Transferred Permits:

Company	New Permit	Issued	Old Permit	
Bear Branch Coal LLC	897-5153	01/09/18	897-5100	Mine E3-1 & E4-1
Bear Branch Coal LLC	897-8063	12/14/16	897-8028	Stockpile Area Mine E3-1 & E4-1
Bear Branch Coal LLC	897-9009	05/17/17	897-9002	Mine E3-1 & E4-1 Coarse Fill & Mining
Whitaker Coal LLC	897-0603	06/16/17	897-0424	Messer Br Refuse
Whitaker Coal LLC	897-0604	02/24/17	897-0426	Warehouse/Roads
Whitaker Coal LLC	897-0605	01/24/17	897-0427	Messer Br Refuse Davidson Br
Whitaker Coal LLC	897-0606	02/23/17	897-0428	Jade Mine/ Eversole Refuse
Whitaker Coal LLC	897-5155	06/23/17	897-5121	Mine E4-2
Whitaker Coal LLC	897-5156	02/07/17	897-5125	Proposed Jake Br Mine
Whitaker Coal LLC	897-5157	05/12/17	897-5126	Proposed Jake Br Mine
Whitaker Coal LLC	897-5158	02/23/17	897-5127	Wooten Br Proposed Portal E4-2
Whitaker Coal LLC	897-8064	02/22/17	897-8035	Davidson Br Prep Plant
Whitaker Coal LLC	897-9010	06/20/17	897-9005	Foursaem Refuse

The permit numbers listed above are permit numbers that are either currently assigned or formerly assigned permit numbers, depending upon current permit transfer status to the applicable Seller. The permit numbers listed are for reference to a specific mine; Buyer and Sellers agree that the actual permit number may vary due to a portion of the permits being in different phases of transfer at this time. All associated KPDES/NPDES permits and any and all air quality and other associated permits are included herein as Purchased Assets.

Sellers and Buyer agree to promptly execute, and shall thereafter comply with the terms of, the Interim Permit Operating Agreement attached hereto as Exhibit A-1 and incorporated herein by reference.

EXHIBIT A-1

Interim Permit Operating Agreement

See attached.

EXHIBIT B

Excluded Liabilities

All liabilities not identified in Exhibit D to this Agreement as Assumed Liabilities are Excluded Liabilities.

EXHIBIT C

Excluded Assets

Excluded Assets are (a) any and all assets (i) not identified as a Purchased Asset in Exhibit A to this Agreement, or (ii) on which an individual or entity other than Richmond Hill Capital Partners, LP, Essex Equity Joint Investment Vehicle, LLC, or Alliance Prime Associates, Inc. has a Lien that is senior to the Lien(s) of Richmond Hill Capital Partners, LP, Essex Equity Joint Investment Vehicle, LLC, and Alliance Prime Associates, Inc., and (b) any and all oil and gas rights owned or leased by the Sellers or otherwise associated with the Perry County Operations

EXHIBIT D

Assumed Liabilities

1. All liabilities of any kind or character to the extent resulting from or arising out of or in connection with Buyer's or its affiliates' use, operation, possession or ownership of or interest in the Purchased Assets and/or the Perry County Operations, only to the extent such liability first arises following the Closing Date.

2. All cure costs, if any, for each Assumed Purchased Contract as reflected on the cure cost schedule filed with the Bankruptcy Court or as otherwise determined by the Bankruptcy Court, it being agreed that the Buyer will promptly pay all such cure costs on the Closing Date, unless the cure costs are paid in an alternatively-negotiated format or amount as agreed to between the Purchased Contract holder and the Buyer.

3. Subject to the obligation of Buyer to pay all such cure costs, all liabilities of Sellers under the Assumed Purchased Contracts that arise on or after the Closing Date.

4. All liabilities of Sellers (whether arising before, on or after the Closing Date) arising out of or relating to (i) the Transferred Permits, including such liabilities thereunder arising out of or relating to all reclamation and post-mining liabilities of the Perry County Operations or the Purchased Assets, (ii) any mine operation or safety compliance matters related to the condition of the Purchased Assets or the mining areas of the Perry County Operations, (iii) the compliance of the Purchased Assets and the Perry County Operations with environmental laws and regulations, or (iv) any conditions arising from a spill, emission, release or disposal into the environment of, or human exposure to, hazardous materials resulting from the operation of the Perry County Operations or the Purchased Assets, in each case in this subclause (d) excluding any monetary fines and penalties imposed by any governmental body for which Sellers have received a written notice of violation or notice of claim (or other written notice of similar legal intent or meaning) on or prior to the Closing Date to the extent relating to periods prior to the Closing Date.

5. All accrued and unpaid post-petition trade payables of any Seller relating to the Perry County Operations.

6. All liabilities or other obligations with respect to the WARN Act arising or accruing from, or as a result of, the consummation of the transactions contemplated by this Agreement, the performance or non-performance of the obligations under this Agreement, or the actions of Buyer or its affiliates taken following the Closing Date.

7. All accrued but unpaid liabilities of Sellers with respect to real property taxes assessed with respect to the Purchased Assets for periods prior to calendar year 2019, solely to the extent necessary to transfer the Purchased Assets free and clear of any statutory senior priority lien on such Purchased Assets and all accrued but unpaid liabilities of Sellers with respect to real property taxes assessed with respect to the Purchased Assets for calendar year 2019.

8. All documentary, stamp, transfer, motor vehicle registration, sales, use, value added, excise and other similar non-income taxes and all filing and recording fees (and any penalties and

interest associated with such taxes and fees) arising from or relating to the consummation of the transactions contemplated by this Agreement.

9. All taxes with respect to the Purchased Assets attributable to any tax period or portion thereof that begins after the Closing Date, but for the avoidance of doubt, such amount shall not include any taxes that accrued pre-petition.

10. All wages and other related wage and benefit obligations to employees of the Sellers that have accrued and not been paid prior to the entry of the Sale Order, but for the avoidance of doubt, such amount shall not include any pre-petition payroll taxes.

EXHIBIT E

Assumed Leases

The leases listed on the schedule attached to Exhibit F.

EXHIBIT F

Assumed Purchased Contracts

The contracts (other than leases) listed on the attached schedule.

Exhibit F: Assigned Leases and Contracts(*)

Perry County Coal LLC

Number	Case #	Debtor	Counterparty	Contract Description	Cure Amount
2	19-51217	PERRY COUNTY COAL LLC	A. B. COUCH HEIRS	MINING AGREEMENT	$0.00
3	19-51217	PERRY COUNTY COAL LLC	A. JOHN & ALICE COLOMBO	SURFACE AGREEMENT	$0.00
24	19-51217	PERRY COUNTY COAL LLC	ALICE FUGATE	MINING AGREEMENT	$0.00
27	19-51217	PERRY COUNTY COAL LLC	ALMA LAND COMPANY	COAL LEASE AGREEMENT	$0.00
42	19-51217	PERRY COUNTY COAL LLC	ANDREA MELTON	SURFACE AGREEMENT	$0.00
60	19-51217	PERRY COUNTY COAL LLC	ARVIL MELTON HEIRS	MINING AGREEMENT	$0.00
68	19-51217	PERRY COUNTY COAL LLC	B & W RESOURCES, INC.	MINING AGREEMENT	$0.00
73	19-51217	PERRY COUNTY COAL LLC	BAKER FAMILY TRUST	FEE,SURF.,M IN. AGREEMENT	$0.00
75	19-51217	PERRY COUNTY COAL LLC	BARBARA COMBS, ET AL	MINING AGREEMENT	$0.00
116	19-51217	PERRY COUNTY COAL LLC	BETTY TURNER	SURFACE AGREEMENT	$0.00
146	19-51217	PERRY COUNTY COAL LLC	BLUE DIAMOND MINING, INC.	MINING AGREEMENT	$0.00
218	19-51217	PERRY COUNTY COAL LLC	CARLOW YOUNG	SURFACE AGREEMENT	$0.00
221	19-51217	PERRY COUNTY COAL LLC	CAROL C. MELTON & JAMES DARRELL COLE	SURFACE AGREEMENT	$0.00
232		PERRY COUNTY COAL LLC	CARTER ALLEN MELTON	SURFACE AGREEMENT	$0.00
298	19-51217	PERRY COUNTY COAL LLC	CLARA LAND COMPANY LLC	ROYALTY AGREEMENT	Negotiated Structure with Counterparty
305	19-51217	PERRY COUNTY COAL LLC	CLEDITH WILLIAMS	SURFACE AGREEMENT	$0.00
317	19-51217	PERRY COUNTY COAL LLC	CLINTON DALE KILBURN	SURFACE AGREEMENT	$0.00
330	19-51217	PERRY COUNTY COAL LLC	COMMONWEALTH OF KENTUCKY TRANSPORTATION	BELOW GRADE AIRSPACE AGREEMENT AND PERMIT #10-0111-11	$0.00
338	19-51217	PERRY COUNTY COAL LLC	CONTURA COAL SALES LLC	AMENDMENT NO.1 TO PURCHASE ORDER NO.105150	$0.00
343	19-51217	PERRY COUNTY COAL LLC	CORBIN EVERSOLE, JR.	SURFACE AGREEMENT	$0.00
350	19-51217	PERRY COUNTY COAL LLC	CRYSTAL G HARP	SURFACE AGREEMENT	$0.00
438	19-51217	PERRY COUNTY COAL LLC	DEWEY COUCH	MINING AGREEMENT	$0.00
458	19-51217	PERRY COUNTY COAL LLC	DONALD MAGGARD	MINING AGREEMENT	$0.00
493	19-51217	PERRY COUNTY COAL LLC	EARL WHITAKER HEIRS	SURFACE AGREEMENT	$0.00
498	19-51217	PERRY COUNTY COAL LLC	ECCO MINING COMPANY	SURFACE AGREEMENT	$0.00
499	19-51217	PERRY COUNTY COAL LLC	ED CLEMONS HEIRS	MINING AGREEMENT	$0.00
504	19-51217	PERRY COUNTY COAL LLC	EDGAR COUCH	FEE AGREEMENT	$0.00
535	19-51217	PERRY COUNTY COAL LLC	ELMER CAMPBELL HEIRS	MINING AGREEMENT	$0.00
545	19-51217	PERRY COUNTY COAL LLC	ENOS E & LAHANNA FIELDS	SURFACE AGREEMENT	$0.00
609	19-51217	PERRY COUNTY COAL LLC	FREEMAN & JUDY RITCHIE	SURFACE AGREEMENT	$0.00
638	19-51217	PERRY COUNTY COAL LLC	GAYHEART HIGGINS ET AL	DEED OF CONVEYANCE - FILE NUMBER 13039	$0.00
659	19-51217	PERRY COUNTY COAL LLC	GINA JO COUCH	MINING AGREEMENT	$0.00
697	19-51217	PERRY COUNTY COAL LLC	HAROLD G MEE	SURFACE AGREEMENT	$0.00
715	19-51217	PERRY COUNTY COAL LLC	HAZARD COAL CORPORATION	ROYALTY AGREEMENT	$198,375.99
724	19-51217	PERRY COUNTY COAL LLC	HENRY HURT HEIRS	SURFACE AGREEMENT	$0.00
813	19-51217	PERRY COUNTY COAL LLC	JEFFREY B KILBURN	SURFACE AGREEMENT	$0.00
850	19-51217	PERRY COUNTY COAL LLC	JOHN & VIRGINIA CAMPBELL	MINING AGREEMENT	$0.00
856	19-51217	PERRY COUNTY COAL LLC	JOHN B EVERSOLE JR	MINING AGREEMENT	$0.00
859	19-51217	PERRY COUNTY COAL LLC	JOHN CORNETT	FEE, SURF AGREEMENT	$0.00
874	19-51217	PERRY COUNTY COAL LLC	JOHN M BEGLEY	SURFACE AGREEMENT	$0.00
896	19-51217	PERRY COUNTY COAL LLC	JOHNSONCLARA LAND	FEE AGREEMENT	$0.00
965	19-51217	PERRY COUNTY COAL LLC	KENNETH GERALD COMBS	MINING AGREEMENT	$0.00
976	19-51217	PERRY COUNTY COAL LLC	KENTUCKY MOUNTAIN PARTNERSHIP INC	MINING AGREEMENT	$0.00
992	19-51217	PERRY COUNTY COAL LLC	KYCOGA COMPANY LLC	MINING AGREEMENT	$0.00
1014	19-51217	PERRY COUNTY COAL LLC	LEECO INC	MINING AGREEMENT	$0.00
1050	19-51209	WHITAKER COAL LLC	LOCUST GROVE INC	KENTUCKY RIVER NORTH AMENDMENT NO 1 CONTRACT MINING AGREEMENT DTD 3/14/2012	$0.00
1058	19-51217	PERRY COUNTY COAL LLC	LONDON CLEMONS HEIRS	MINING AGREEMENT	$0.00
1100	19-51217	PERRY COUNTY COAL LLC	MARGARET SHROPSHIRE ET AL	MINING AGREEMENT	$0.00
1189	19-51217	PERRY COUNTY COAL LLC	MOUNTAIN MISSION FOUNDATION	SURFACE AGREEMENT	$0.00
1191	19-51217	PERRY COUNTY COAL LLC	MOUNTAIN PROPERTIES INC	SURFACE AGREEMENT	$0.00
1196	19-51217	PERRY COUNTY COAL LLC	NC CRAWFORD HEIRS	FEE SURF MIN. AGREEMENT	$0.00
1217	19-51217	PERRY COUNTY COAL LLC	NICHOLAS COUCH HEIRS	MINING AGREEMENT	$0.00
1220	19-51217	PERRY COUNTY COAL LLC	NOAH BEGLEY ET UX	MINING AGREEMENT	$0.00
1224	19-51217	PERRY COUNTY COAL LLC	NOLAND & SANDRA FRALEY	MINING AGREEMENT	$0.00
1239	19-51217	PERRY COUNTY COAL LLC	ORPHA CORNETT HEIRS	SURFACE AGREEMENT	$0.00
1301	19-51217	PERRY COUNTY COAL LLC	PHYLLIS KILBURN	SURFACE AGREEMENT	$0.00
1318	19-51217	PERRY COUNTY COAL LLC	RALEIGH J EVERSOLE	SURFACE AGREEMENT	$0.00
1362	19-51217	PERRY COUNTY COAL LLC	RFI RESOURCES LLC	PURCHASE ORDER NO 0519155 DTD 5/1/2019	$0.00
1368	19-51217	PERRY COUNTY COAL LLC	RICHARD MILLER	SURFACE AGREEMENT	$0.00
1376	19-51217	PERRY COUNTY COAL LLC	RICKY MCPHERSON	SURFACE AGREEMENT	$0.00

1384	19-51217	PERRY COUNTY COAL LLC	ROBERT & KATHERINE CALDWELL	SURFACE AGREEMENT	$0.00
1389	19-51217	PERRY COUNTY COAL LLC	ROBERT B ELLISON TRUST	MINING AGREEMENT	$0.00
1456	19-51217	PERRY COUNTY COAL LLC	ROY CAMPBELL ESTATE	FEE SURF MIN. AGREEMENT	$0.00
1477	19-51217	PERRY COUNTY COAL LLC	RUTH COMBS HEIRS	MINING AGREEMENT	$0.00
1478	19-51217	PERRY COUNTY COAL LLC	RUTH CRAWFORD	FEE AGREEMENT	$0.00
1527	19-51217	PERRY COUNTY COAL LLC	SHONNA CYRSTAL RUSSELL	SURFACE AGREEMENT	$0.00
1529	19-51217	PERRY COUNTY COAL LLC	SIDNEY HURT	SURFACE AGREEMENT	$0.00
1635	19-51217	PERRY COUNTY COAL LLC	TIMBERLANDS LLC	SURFACE AGREEMENT	$0.00
1652	19-51217	PERRY COUNTY COAL LLC	TOMMY JEAN BAILEY HEIRS	MINING AGREEMENT	$0.00
1744	19-51217	PERRY COUNTY COAL LLC	WILLIAM LEE PARKS	FEE AGREEMENT	$0.00
1762	19-51217	PERRY COUNTY COAL LLC	WOODRUFF COAL COMPANY	PURCHASE AGREEMENT	$0.00
Unknown	19-51217	PERRY COUNTY COAL LLC	CARBON PARTNERS, INC.	COAL SALES AGREEMENT DATED MAY 21, 2019 AND PREPAYMENT AGREEMENT DATED MAY 23, 2019	DELIVERY OF INVOICED COAL

* The inclusion of an Assigned Contract on this schedule does not mean that (a) a Successful Bidder will ultimately identify such agreement as an executory contract or unexpired leases to be assumed and assigned or (b) such contract or lease is an executory contract or unexpired lease within the meaning of section 365 of the Bankruptcy Code. The Debtors fully reserve all rights to amend, modify, or supplement this schedule in accordance with the Bidding Procedures Order. Unless otherwise stated, the inclusion of an Assigned Contract on this schedule shall include all modifications, amendments, supplements, restatements, or other agreements that in any manner affect such Assigned Contract, if any. The Cure Amount includes both pre-Petition Date and post-Petition Date amounts, if applicable.

EXHIBIT G

Owned Real Property

Number	Description	Owner / Lessee	Other Party(ies)
12029	Deed	Perry County Coal LLC	Archer, George
12001	Deed	Perry County Coal LLC	Baker, Myrtle
12002	Deed	Perry County Coal LLC	Baker, Myrtle
12032	Deed	Perry County Coal LLC	Baker, Tug
12034	Deed	Perry County Coal LLC	Baker, Tug
12033	Deed	Perry County Coal LLC	Belvins, Charles, T.
12004	Deed	Perry County Coal LLC	Brewer, Lula
12085	Deed	Perry County Coal LLC	Brown, Betty
13018	Deed	Perry County Coal LLC	Brown, Clayton
12009	Deed	Perry County Coal LLC	Browning, Enos
13012	Deed	Perry County Coal LLC	Burns, Eva Heirs
130.36	Deed - COAL ONLY	Perry County Coal LLC	Byrley Heirs
12035	Deed	Perry County Coal LLC	Campbell, Eugene
12036	Deed	Perry County Coal LLC	Campbell, M.C.
12038A	Deed	Perry County Coal LLC	Campbell, Wallace
12104	Deed	Perry County Coal LLC	Caudill, Bessie
12111	Deed	Perry County Coal LLC	Caudill, Chelsie
12090	Deed	Perry County Coal LLC	Caudill, Ray
13008	Deed	Perry County Coal LLC	City of Hazard
13004	Deed	Perry County Coal LLC	Collins, Jack & Charlotte
13014	Deed	Perry County Coal LLC	Combs, Garrett Heirs
13007	Deed	Perry County Coal LLC	Combs, John "Buck"
13015	Deed	Perry County Coal LLC	Combs, Wayne & Virgina (Quentin Combs)
12097	Deed	Perry County Coal LLC	Cornett, Charlie
12107	Deed	Perry County Coal LLC	Cornett, Martha Heirs
12044	Deed	Perry County Coal LLC	Couch, Roy
12043	Deed	Perry County Coal LLC	Couch, Susie
12092	Deed	Perry County Coal LLC	Davis, Denver
12108	Deed	Perry County Coal LLC	Dixon, Lloyd
13038	Deed	Perry County Coal LLC	Ducar, John heirs
12046	Deed	Perry County Coal LLC	Engle, Wayne
12096	Deed	Perry County Coal LLC	Eversole, Buster
12106	Deed	Perry County Coal LLC	Eversole, Cash
12047	Deed	Perry County Coal LLC	Eversole, Curman
12049	Deed	Perry County Coal LLC	Eversole, Harold
12050	Deed	Perry County Coal LLC	Eversole, Kelly
12048	Deed	Perry County Coal LLC	Eversole, Mary Belle
13021	Deed	Perry County Coal LLC	Farler, Catherine & Collins, Judy
12051	Deed	Perry County Coal LLC	Feltner, Angeline
130.35	Deed - FEE (75% INT)	Perry County Coal LLC	Fields, Elhannon
12054	Deed	Perry County Coal LLC	Fields, Fulton
12053	Deed	Perry County Coal LLC	Fields, Pearl
12055	Deed	Perry County Coal LLC	Fields, Pearl
12006	Deed	Perry County Coal LLC	Fugate, Elhanon
13039	Deed	Perry County Coal LLC	Gayheart, Higgins, et al
12007	Deed	Perry County Coal LLC	Gross, Mary Rose
12099	Deed	Perry County Coal LLC	H & S Logging Company
12056	Deed	Perry County Coal LLC	Hamblin, Curtis
12057A&B	Deed	Perry County Coal LLC	Hayes, Mildred
12057C	Deed	Perry County Coal LLC	Hayes, Mildred (B. Jean Stacy)
13006	Deed	Perry County Coal LLC	Hazard Independent College
12061	Deed	Perry County Coal LLC	Joseph, Bernice
12091	Deed	Perry County Coal LLC	Joseph, Lawrence
12012	Deed	Perry County Coal LLC	Joseph, Lenville
13042	Deed	Perry County Coal LLC	Kennedy, Dorsey
13028	Deed	Perry County Coal LLC	Kennedy, Melvin (Grave)
12008	Deed	Perry County Coal LLC	Kilburn, Jeffrey
12010	Deed	Perry County Coal LLC	Kilburn, Jeffrey
12011	Deed	Perry County Coal LLC	Kilburn, Jeffrey
12109	Deed	Perry County Coal LLC	Lee, Charles, Jr.

Number	Description	Owner / Lessee	Other Party(ies)
13029	Deed	Perry County Coal LLC	Lewis, Hulda
12115	Deed	Perry County Coal LLC	Locust Grove-WCC
12062	Deed	Perry County Coal LLC	Lumpkin, James
13002	Deed	Perry County Coal LLC	Lutz, Faye P. & Wayne R.
13009	Deed	Perry County Coal LLC	M & T Logging
12093	Deed	Perry County Coal LLC	Madden, Fred / Frank Bush
12100	Deed	Perry County Coal LLC	Maggard, Larry (Coots Heirs)
12013	Deed	Perry County Coal LLC	McDaniel, Edward
12017	Deed	Perry County Coal LLC	McDaniel, Lute
12018	Deed	Perry County Coal LLC	McDaniel, Lute
12016	Deed	Perry County Coal LLC	Melton, Earl
12014	Deed	Perry County Coal LLC	Melton, Elbert
12015	Deed	Perry County Coal LLC	Melton, Jerry
12112	Deed	Perry County Coal LLC	Melton, Jesse Heirs
12019	Deed	Perry County Coal LLC	Melton, Paul
13011	Deed	Perry County Coal LLC	Melton, W.P. Heirs
130.31	Deed - (FEE)	Perry County Coal LLC	Miller, Roy D. & Loveita
13026	Deed	Perry County Coal LLC	Mitchell, Margarett Estate
12109	Deed	Perry County Coal LLC	Moore, Rhonda Lee
13022	Deed	Perry County Coal LLC	Napier, James O. & Yvonne
13005	Deed	Perry County Coal LLC	Olinger, Andy Tract
12066	Deed	Perry County Coal LLC	Olinger, Robert L.
13023	Deed	Perry County Coal LLC	Plowman, Aaron & Linda
13041	Deed	Perry County Coal LLC	Polly, Jerry
13010	Deed	Perry County Coal LLC	Ratcliff, Shyla
12068	Deed	Perry County Coal LLC	Roberts, Hershel
12022	Deed	Perry County Coal LLC	Roberts, Manda
12110	Deed	Perry County Coal LLC	Rucker, Rose
13037	Deed	Perry County Coal LLC	Sexton, John heirs
12067	Deed	Perry County Coal LLC	Shackleford, Mary E.
13034 (FEE)	Deed - (FEE)	Perry County Coal LLC	Simmons, Beverly
13024	Deed	Perry County Coal LLC	Smith Heirs
13033 (FEE)	Deed - (FEE)	Perry County Coal LLC	Sparkman, Alpha Estate
13043	Deed	Perry County Coal LLC	Stacy, Beatty heirs
13019	Deed	Perry County Coal LLC	Stacy, Danny
13020	Deed	Perry County Coal LLC	Stacy, Dennis
12023 (FEE)	Deed - (FEE)	Perry County Coal LLC	Stidham, Gain
13025	Deed	Perry County Coal LLC	Stollings, Chantella
13013	Deed	Perry County Coal LLC	Timberlands, LLC
12021	Deed	Perry County Coal LLC	Turner, Lawrence
13001	Deed	Perry County Coal LLC	Walker, Darrell & Diana
12098	Deed	Perry County Coal LLC	Wells, Ettie L.
12071	Deed	Perry County Coal LLC	Whitaker, Caddie
12074	Deed	Perry County Coal LLC	Whitaker, Edward
120.41	Deed = (COAL ONLY)	Perry County Coal LLC	Whitaker, Elmer (Cooley tract)
12094	Deed	Perry County Coal LLC	Whitaker, Elmer
13027	Deed	Perry County Coal LLC	Woods, Pleasure Heirs
12083	Deed	Perry County Coal LLC	Wooton, G.B.
12084	Deed	Perry County Coal LLC	Wooton, G.B.
12024A (FEE)	Deed - (FEE)	Perry County Coal LLC	Wooton, George
12024B	Deed - (C,O & G)	Perry County Coal LLC	Wooton, George
13030	Deed	Perry County Coal LLC	Young, Minerva